UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS Global Bond Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investments in securities of foreign issuers present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

On December 27, 1995, the Fund adopted its current objectives. Prior to that date, the Fund's investment objective was to provide high current income through short-term instruments.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS Global Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.71%	4.08%	5.78%	4.48%
Class B	3.93%	3.22%	4.93%	3.64%
Class C	3.94%	3.19%	4.93%	3.65%
Citigroup World Government Bond Index+	5.12%	4.57%	7.36%	5.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/06	$ 9.67	$ 9.67	$ 9.66
10/31/05	$ 10.01	$ 10.01	$ 10.00
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .79	$ .71	$ .71
October Income Dividend	$ .0202	$ .0134	$ .0134
SEC 30-day Yield as of 10/31/06++	2.50%	1.87%	1.87%
Current Annualized Distribution Rate as of 10/31/06++	2.51%	1.66%	1.66%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.15%, 1.33% and 1.43% for Class A, B and C shares, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 2.16%, 1.12% and 1.22% for Class A, B and C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class A Lipper Rankings — Global Income Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	58	of	104	56
3-Year	54	of	93	58
5-Year	45	of	76	59

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Bond Fund — Class A [] Citigroup World Government Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,000	$10,768	$12,647	$14,801
	Average annual total return	0.00%	2.50%	4.81%	4.00%
Class B	Growth of $10,000	$10,103	$10,805	$12,619	$14,300
	Average annual total return	1.03%	2.61%	4.76%	3.64%
Class C	Growth of $10,000	$10,394	$10,988	$12,718	$14,317
	Average annual total return	3.94%	3.19%	4.93%	3.65%
Citigroup World Government Bond Index+	Growth of $10,000	$10,512	$11,434	$14,263	$16,607
	Average annual total return	5.12%	4.57%	7.36%	5.20%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestments of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On December 27, 1995, the Fund adopted its current objectives. Prior to that date, the Fund's investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return for Class S is 63.98%.

Average Annual Total Returns as of 10/31/06
DWS Global Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	5.11%	4.35%	6.07%	4.76%
Citigroup World Government Bond Index+	5.12%	4.57%	7.36%	5.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 9.66
10/31/05	$ 10.00
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .82
October Income Dividend	$ .0230
SEC 30-day Yield as of 10/31/06++	2.86%
Current Annualized Distribution Rate as of 10/31/06++	2.86%

++ The SEC yield is net investment income per share earned over the six months ended October 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.46% had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 2.46% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class S Lipper Rankings — Global Income Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	41	of	104	40
3-Year	50	of	93	54
5-Year	36	of	76	47
10-Year	33	of	52	63

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Bond Fund — Class S [] Citigroup World Government Bond Index+

Yearly periods ended October 31
Comparative Results as of 10/31/06
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,511	$11,363	$13,430	$15,918
	Average annual total return	5.11%	4.35%	6.07%	4.76%
Citigroup World Government Bond Index+	Growth of $10,000	$10,512	$11,434	$14,263	$16,607
	Average annual total return	5.12%	4.57%	7.36%	5.20%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,027.30	$ 1,025.10	$ 1,024.10	$ 1,030.00
Expenses Paid per $1,000*	$ 6.90	$ 10.87	$ 10.87	$ 5.68
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,018.40	$ 1,014.47	$ 1,014.47	$ 1,019.61
Expenses Paid per $1,000*	$ 6.87	$ 10.82	$ 10.82	$ 5.65

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Global Bond Fund	1.35%	2.13%	2.13%	1.11%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Global Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Bond Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, served as subadvisor to the fund. On December 1, 2005, DeAMIS became a direct, wholly owned subsidiary of Aberdeen Asset Management PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"). As of December 2, 2005, AAMISL serves as the subadvisor to the fund. Those individuals who managed all or a portion of the assets of the fund as employees of DeAMIS became employees of AAMISL, and these same individuals continue to be responsible for the management of the fund's assets.

Portfolio Management Team

Brett Diment

Head of Emerging Markets and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management 1991. Head of Emerging Markets.

BSc from London School of Economics.

Annette Fraser

Client Portfolio Manager and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.

Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.

MA from St. Andrews University.

Anthony Fletcher

Client Portfolio Manager and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.

Over 18 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.

BSc Geology from University of London.

Nik Hart

Head of European Investment Grade and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992.

Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.

Stephen Ilott

Head of Fixed Income and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.

Joined the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.

Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship

Head of Global Interest Rates and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.

Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.

BA from University of Strathclyde.

Matthew Cobon

Head of Currency and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.

Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.

BA from Warwick University.

In the following interview, the portfolio management team (Anthony Fletcher, Annette Fraser, Brett Diment, Matthew Cobon, Nik Hart, Stephen Ilott and Ian Winship) discusses DWS Global Bond Fund's strategy and the market environment for the 12-month period ended October 31, 2006.

Q: How did the global bond markets perform during the annual period?

A: Bonds performed reasonably well during the past year despite the fact that all major global central banks raised interest rates in an effort to head off inflation. In the United States, the US Federal Reserve Board (the Fed) increased the short-term interest rate by a quarter-point on six separate occasions, bringing it from 3.75% to 5.25%. Meanwhile, the European Central Bank increased rates from 2.0% to 3.25%, and the Bank of England boosted rates from 4.5% to 4.75%. Even the Bank of Japan, which had long maintained a "zero interest rate policy" in order to stimulate growth and combat deflation, moved rates by a quarter point to 0.25%. While these events weighed on the performance of shorter-term government bonds, longer-term issues remained supported by strong demand from institutional investors. In the United States, for instance, the yield on the 10-year note rose from 4.56% to 4.61% even as the yield on the two-year note climbed from 4.40% to 4.71%. (Rising yields reflect falling prices.) In the aggregate, the result for the global bond markets was a mid-single digit return, with the majority of the gain coming from income rather than price appreciation based on the performance of the fund's benchmark, the Citigroup World Government Bond Index.1

1 The Citigroup World Government Bond Index is an unmanaged index of worldwide fixed-rate government bonds with remaining maturities greater than one year.

Index returns assume reinvestment of all distributions, and unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares for the 12 months ended October 31, 2006 was 4.71%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's return trailed the 5.12% return of its benchmark, as well as the 5.02% average return of the 104 funds in its Lipper peer group, the Global Income Funds category.2

2 The Lipper Global Income Funds category: Funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

3 Duration is a measure of interest rate sensitivity. A portfolio with a longer, or higher, duration than the benchmark should outperform when bond prices are rising and yields falling. A portfolio with a shorter, or lower, duration should outperform when prices are falling and yields rising.

Q: What elements of your fixed-income positioning had the most important impact on performance?

A: The largest contribution to performance came from our decision to consistently maintain an interest-rate exposure lower than that of the benchmark. At the close of the period, the portfolio's duration was about five years, about a half-year lower than the 5.5-year duration of the index.3 However, the fund's duration was as much as a full year below the benchmark at certain points. This positioning was a positive given that all of the world's major central banks raised interest rates during the course of the year.

Also adding to performance was the fund's position in emerging-markets securities, an area of the bond market that performed well during the past year. Given that emerging markets are not represented in the fund's benchmark, this element of the fund's positioning made a strong contribution to performance. Later, we discuss the fund's emerging-markets weighting in greater detail

.

On the negative side, the largest detractor from performance was the fund's positioning in the United Kingdom. We opted for an underweight to UK interest rate exposure in the first half of the reporting period, and this decision went against the fund when the market in fact turned in an excellent performance.4 In the second half of the period, performance was hurt further by the fund's underweight in the British pound given the strong performance of the UK currency relative to the US dollar.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

5 Slower growth typically results in lower interest rates; lower rates tend to be a negative for currency performance.

The fund's overall currency positioning also was detrimental to performance. The fund was positioned for US dollar weakness for much of the year, based on our view that the fundamental underpinnings of the currency remain weak due to the country's high trade and budget deficits. The dollar proved unexpectedly strong, however, and the fund therefore lost ground through exposure to the UK pound, Swiss franc, Japanese yen and Canadian dollars. On the plus side, the fund gained ground via the fund's exposure to the Swedish krona, euro and Australian dollar. As the fiscal year drew to a close, we had become more optimistic on the short-term outlook for the dollar. Although we believe the greenback's fundamentals still point to long-term weakness, investors have become too pessimistic on the outlook for US growth.5 As a result, we increased the fund's exposure to the US dollar and decreased the fund's exposure to Canadian dollar, euro and Japanese yen.

Q: How has the fund been positioned in the major global bond markets?

A: The fund has been underweight in interest-rate exposure in the United States, as we believe the possibility exists that long-term rates will move higher. The US housing market continues to slow, as evidenced by the 17% decline in residential investment in the third calendar quarter (compared with the previous quarter). While lower housing prices may exact a toll on economic growth, this headwind is being offset by the sharp drop in gasoline prices and the positive wealth effect created by the rising stock market. With the labor market tight and income growth strong, consumption appears reasonably well-underpinned in the near term. Given that consumption remains on track, the Fed has been keen to emphasize that it's more focused on containing inflation than promoting growth. As a result, we believe the Fed will be more likely to maintain a tighter monetary policy for longer than the market is expecting. For this reason, we expect yields to rise (and prices to fall), and we are therefore keeping the fund's US interest rate exposure below that of the benchmark.

In Europe, economic data remains robust. Business confidence surveys are broadly stable, core inflation rose from 1.3% to 1.5%, and money supply is growing at 8.5%. Additionally, loans to the private sector re-accelerated with lending to nonfinancial corporations growing very strongly at 12.7%. (All numbers cited are year-over-year comparisons for September.) We believe the European Central Bank (ECB) will view the robust data as a sign that its interest rate policy is still accommodative, meaning that rates are likely to rise. The ECB hiked rates to 3.25% in early October and, as expected, prepared markets for a further hike to 3.5% in December. Although no clear guidance was offered for interest rate prospects in 2007, it seems that its bias is to continue raising rates. This likelihood is reflected in the prices of shorter-term bonds, but we believe long-term bonds are not yet reflecting such an eventuality because investors remain preoccupied with the risk of slower growth in the United States. As a result, we have maintained an underweight position in long-term bonds in Europe.

Turning our attention to the United Kingdom, it appears as though economic data has been in line with the Bank of England's expectations. As of the close of the reporting period, the consensus view was that the central bank would raise rates by a quarter point to 5.0% in November. Beyond that, any future policy decisions are likely to be data-dependent. Expecting data to remain generally strong, we believe there is room for UK yields to rise from current levels (as prices fall) given that the UK market, like the Continental market, has been performing well behind the strength in US Treasuries. Anticipating that yields may rise once the market's focus returns to domestic data, we are holding an underweight in UK 10-year debt. However, the fund is overweight in 30-year UK bonds due to the continued demand for longer-maturity debt from pension funds and other institutions.

In Japan, the new Prime Minister, Shinzo Abe, assumed power with a growth-oriented agenda. In this respect, we believe the government will maintain pressure on the Bank of Japan (BoJ) to not enact any further interest rate increases. Recent weakness in economic data, along with tame inflation, could mean that there will not be a rate hike until the second quarter of 2007. We believe that there is a rising likelihood that the BoJ's cautious stance is creating the possibility that inflation will begin to rise, forcing the central bank to play "catch-up" in 2007 by raising rates. We therefore have maintained an underweight position in the Japanese bond market.

Q: How is the fund positioned outside of the developed government bond markets?

A: We have maintained a significant off-benchmark position in the emerging markets, with core positions in Argentina and Brazil complemented with more tactical positions in Mexico, Turkey, Russia, Malaysia, and several other smaller nations within Latin America. Our decision to hold a weighting in this asset class was based on its strong fundamentals; namely, the prudent macroeconomic policies and improving financial positions of the major emerging economies. Additionally, the external background remained supportive with continued global growth, buoyant commodity prices and a high level of liquidity all leading to strong performance for the emerging markets.6

We have also kept a position in investment grade bonds. However, we have been reducing the fund's exposure to this area. The fund holds virtually no weighting in high-yield bonds, based on our belief that yield spreads are too low given that economic growth is expected to slow. We have found better opportunities in emerging-markets debt and have positioned the fund accordingly.

Q: Do you have any closing thoughts for shareholders?

A: The months ahead could bring unexpected volatility to the global fixed-income markets. We believe bond yields may be too low given the inflation outlook and the likely policy direction of the major global central banks. We believe the recent surge in merger and acquisition activity, along with the strong performance of higher-risk financial assets, indicates that the amount of global liquidity is still too high. This means that central banks may have to take action — via interest rates — to remove the easy money from the system. In this environment, we will remain focused on adding value through our research-intensive approach and our emphasis on value.

6 Liquidity, in this sense, refers to the ready availability of cash to be put to work in the financial markets. Generally, low interest rates in one or more regions of the world represent a key source of liquidity.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Geographical Exposure (Excludes Securities Lending Collateral and Cash Equivalents)	10/31/06	10/31/05

Japan	23%	21%
US	18%	18%
Germany	18%	20%
France	14%	10%
United Kingdom	6%	3%
Belgium	5%	7%
Sweden	2%	3%
Norway	2%	—
Argentina	2%	1%
Other	10%	17%
	100%	100%
Interest Rate Exposure	10/31/06	10/31/05

Euro	40%	46%
US	24%	23%
Japan	23%	21%
Other Europe	10%	6%
Other Dollar Bloc	3%	4%
	100%	100%
Currency Exposure(a)	10/31/06	10/31/05

US	61%	63%
Euro	13%	9%
Japan	19%	15%
Other Europe	2%	8%
Other Dollar Bloc	5%	5%
	100%	100%

(a) Currency exposure after taking into account the effects of forward contracts.

Geographical exposure, interest rate exposure and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2006

	Principal Amount	Value ($)

Foreign Denominated Debt Obligations 74.4%
Argentine Peso 0.3%
Republic of Argentina:
GDP Linked Note, 12/15/2035	2,278,324	72,661
5.83%, 12/31/2033 (PIK)	767,795	313,692
(Cost $304,730)		386,353
British Pound 5.1%
United Kingdom:
4.25%, 6/7/2032	860,000	1,688,230
4.25%, 3/7/2036	350,000	696,885
5.0%, 9/7/2014	1,960,000	3,837,500
8.0%, 6/7/2021	435,000	1,144,347
(Cost $7,126,152)		7,366,962
Canadian Dollar 1.6%
Government of Canada:
5.0%, 6/1/2014	1,250,000	1,185,805
Series WL43, 5.75%, 6/1/2029	970,000	1,069,250
(Cost $2,145,789)		2,255,055
Euro 38.9%
Aviva PLC, 5.7%, 9/29/2049	450,000	610,638
Bundesobligation, Series 139, 4.0%, 2/16/2007	2,100,000	2,683,526
Bundesrepublic Deutschland:
Series 99, 3.75%, 1/4/2009	2,860,000	3,658,065
Series 00, 5.25%, 1/4/2011	430,000	581,507
Series 00, 5.5%, 1/4/2031	1,340,000	2,139,581
Series 94, 6.25%, 1/4/2024	1,750,000	2,902,018
Bundesschatzanweisungen, 2.75%, 12/14/2007	5,970,000	7,542,095
Buoni Poliennali Del Tes, 6.0%, 5/1/2031	450,000	734,276
Government of France:
2.5%, 7/12/2010	6,300,000	7,720,106
3.5%, 9/12/2008	4,010,000	5,102,301
5.75%, 10/25/2032	4,280,000	7,104,391
Government of Ireland, 4.5%, 4/18/2020	1,380,000	1,885,694
KFW Group, 3.5%, 4/17/2009	1,700,000	2,159,603
Kingdom of Belgium, Series 35, 5.75%, 9/28/2010	5,100,000	6,990,017
Republic of Austria, 144A, 4.0%, 9/15/2016	1,340,000	1,741,163
Republic of Germany, Series 140, 4.5%, 8/17/2007	1,970,000	2,529,472
(Cost $54,558,297)		56,084,453
Japanese Yen 22.4%
Government of Japan:
Series 50, 0.8%, 9/20/2010	818,000,000	6,932,042
Series 269, 1.3%, 3/20/2015	587,000,000	4,902,272
Series 235, 1.4%, 12/20/2011	811,000,000	6,999,674
Series 214, 1.8%, 9/21/2009	880,000,000	7,724,106
Series 64, 1.9%, 9/20/2023	171,000,000	1,424,210
Series 13, 2.0%, 12/20/2033	76,000,000	595,137
Series 74, 2.1%, 12/20/2024	437,000,000	3,722,349
(Cost $32,332,206)		32,299,790
Malaysian Ringgit 1.3%
Government of Malaysia, Series 04/04, 4.032%, 9/15/2009 (Cost $1,869,080)	6,900,000	1,906,680
Mexican Peso 0.7%
Mexican Bonds, Series M, 9.0%, 12/22/2011 (Cost $1,039,265)	10,820,000	1,053,237
Norwegian Krona 1.9%
Government of Norway, 6.75%, 1/15/2007 (Cost $2,912,462)	18,000,000	2,770,869
Swedish Krona 2.2%
Government of Sweden, Series 1037, 8.0%, 8/15/2007 (Cost $3,236,389)	22,340,000	3,206,364
Total Foreign Denominated Debt Obligations (Cost $105,524,370)		107,329,763

US Dollar Denominated Debt Obligations 23.2%
United States Dollar
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	500,000	642,880
Dominican Republic, Series REG S, 9.04%, 1/23/2018 (PIK)	262,315	299,039
Federative Republic of Brazil, 8.75%, 2/4/2025	700,000	847,000
Government National Mortgage Association, 7.0% with various maturities until 2/15/2029	147,987	153,101
Republic of Argentina:
GDP Linked Note, 12/15/2035	4,845,608	540,285
5.59%*, 8/3/2012	490,000	344,550
8.28%, 12/31/2033 (PIK) (a)	1,079,120	1,086,674
Republic of Panama, 6.7%, 1/26/2036	120,000	121,020
Republic of Peru, 7.35%, 7/21/2025	770,000	841,225
Republic of Turkey, 6.875%, 3/17/2036	1,150,000	1,081,000
Republic of Venezuela, 5.75%, 2/26/2016	940,000	870,440
Russian Federation, Series REG S, 12.75%, 6/24/2028	330,000	594,473
United Mexican States, 8.3%, 8/15/2031	970,000	1,233,355
US Treasury Bond, 7.5%, 11/15/2016 (a)	4,200,000	5,154,190
US Treasury Notes:
3.375%, 11/15/2008 (a)	11,080,000	10,799,543
6.625%, 5/15/2007	4,590,000	4,627,294
7.25%, 5/15/2016 (a)	3,560,000	4,272,555
Total US Dollar Denominated Debt Obligations (Cost $32,483,869)		33,508,624
	Shares	Value ($)

Securities Lending Collateral 11.1%
Daily Assets Fund Institutional, 5.32% (b) (c) (Cost $16,031,875)	16,031,875	16,031,875

Cash Equivalents 1.8%
Cash Management QP Trust, 5.31% (d) (Cost $2,600,384)	2,600,384	2,600,384
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $156,640,498)+	110.5	159,470,646
Other Assets and Liabilities, Net	(10.5)	(15,122,488)
Net Assets	100.0	144,348,158

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2006.

+ The cost for federal income tax purposes was $157,274,150. At October 31, 2006, net unrealized appreciation for all securities based on tax cost was $2,196,496. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,183,702 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $987,206.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at October 31, 2006 amounted to $15,543,727 which is 10.8% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDP: Gross Domestic Product

PIK: Denotes that all or a portion of the income is paid in kind.

As of October 31, 2006, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
USD	442,646	AUD	585,000	1/25/2007	$ 9,351
USD	509,960	CHF	640,000	1/25/2007	8,828
USD	89,542	JPY	10,500,000	1/25/2007	1,307
USD	182,111	NOK	1,200,000	1/25/2007	2,300
USD	545,720	PLN	1,680,000	1/25/2007	10,319
Total net unrealized appreciation					$ 32,105
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CAD	2,350,000	USD	2,090,710	1/25/2007	$ (7,410)
EUR	30,000,000	USD	37,916,100	1/25/2007	(539,081)
GBP	3,220,000	USD	6,049,414	1/25/2007	(96,671)
JPY	34,000,000	EUR	228,822	1/25/2007	(865)
JPY	575,000,000	USD	4,887,378	1/25/2007	(87,688)
MXN	10,600,000	USD	976,037	1/25/2007	(5,037)
SEK	19,240,000	USD	2,642,149	1/25/2007	(37,187)
Total net unrealized depreciation					$ (773,939)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP Pound Sterling JPY Japanese Yen MXN Mexican Peso NOK Norwegian Krone PLN Polish Zloty SEK Swedish Krona USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $138,008,239) — including $15,543,727 of securities loaned	$ 140,838,387
Investments in Daily Assets Fund Institutional (cost $16,031,875)*	16,031,875
Investment in Cash Management QP Trust (cost $2,600,384)	2,600,384
Total investments in securities, at value (cost $156,640,498)	159,470,646
Foreign currency, at value (cost $1,936,495)	1,942,353
Receivable for investments sold	6,329,238
Interest receivable	2,054,972
Receivable for Fund shares sold	20,613
Foreign taxes recoverable	2,750
Unrealized appreciation on forward foreign currency exchange contracts	32,105
Other assets	21,817
Total assets	169,874,494
Liabilities
Payable for investments purchased	8,226,668
Payable upon return of securities loaned	16,031,875
Payable for Fund shares redeemed	181,860
Unrealized depreciation on forward foreign currency exchange contracts	773,939
Accrued management fee	58,339
Other accrued expenses and payables	253,655
Total liabilities	25,526,336
Net assets, at value	$ 144,348,158
Net Assets
Net assets consist of: Undistributed net investment income	741,834
Net unrealized appreciation (depreciation) on: Investments	2,830,148
Foreign currency related transactions	(762,531)
Accumulated net realized gain (loss)	(4,297,536)
Paid-in capital	145,836,243
Net assets, at value	$ 144,348,158

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($30,631,812 ÷ 3,169,285 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.67
Maximum offering price per share (100 ÷ 95.5 of $9.67)	$ 10.13

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,364,593 ÷ 244,613 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 9.67

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,172,532 ÷ 328,368 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 9.66
Class S Net Asset Value, offering and redemption price(a) per share ($108,179,221 ÷ 11,202,236 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 9.66

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Interest	$ 5,057,558
Interest — Cash Management QP Trust	233,690
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	6,209
Total Income	5,297,457
Expenses: Investment management fee	1,074,323
Administration fee	60,959
Distribution service fees	141,420
Services to shareholders	411,363
Custodian and accounting fees	145,199
Auditing	94,887
Legal	44,098
Directors' fees and expenses	8,664
Reports to shareholders and shareholders meeting	155,140
Registration fees	60,124
Other	84,059
Total expenses before expense reductions	2,280,236
Expense reductions	(383,603)
Total expenses after expense reductions	1,896,633
Net investment income (loss)	3,400,824
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,176,257
Foreign currency related transactions	(1,172,424)
1,003,833
Net unrealized appreciation (depreciation) during the period on: Investments	3,601,141
Foreign currency related transactions	(905,280)
2,695,861
Net gain (loss) on investment transactions	3,699,694
Net increase (decrease) in net assets resulting from operations	$ 7,100,518

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 3,400,824	$ 3,204,853
Net realized gain (loss) on investment transactions	1,003,833	15,529,520
Net unrealized appreciation (depreciation) during the period on investment transactions	2,695,861	(16,283,783)
Net increase (decrease) in net assets resulting from operations	7,100,518	2,450,590
Distributions to shareholders from: Net investment income: Class A	(2,648,621)	(1,703,660)
Class B	(230,471)	(188,324)
Class C	(270,735)	(158,128)
Class AARP	(318,920)	(248,816)
Class S	(9,274,522)	(5,872,829)
Fund share transactions: Proceeds from shares sold	11,789,615	18,477,073
Reinvestment of distributions	10,493,568	6,758,629
Cost of shares redeemed	(34,055,589)	(38,973,336)
Redemption fees	5,668	4,630
Net increase (decrease) in net assets from Fund share transactions	(11,766,738)	(13,733,004)
Increase (decrease) in net assets	(17,409,489)	(19,454,171)
Net assets at beginning of period	161,757,647	181,211,818
Net assets at end of period (including undistributed net investment income of $741,834 and $9,209,674, respectively)	$ 144,348,158	$ 161,757,647

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 10.01	$ 10.35	$ 10.13	$ 9.58	$ 9.29
Income (loss) from investment operations: Net investment income[a]	.21	.17	.22	.25	.32
Net realized and unrealized gain (loss) on investment transactions	.24	(.05)	.42	.65	.33
Total from investment operations	.45	.12	.64	.90	.65
Less distributions from: Net investment income	(.79)	(.46)	(.42)	(.35)	(.07)
Tax return of capital	—	—	—	—	(.29)
Total distributions	(.79)	(.46)	(.42)	(.35)	(.36)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.67	$ 10.01	$ 10.35	$ 10.13	$ 9.58
Total Return (%)[b]	4.71[c]	.92[c]	6.71[c]	9.51	7.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	34	39	40	37
Ratio of expenses before expense reductions (%)	1.66	1.51	1.43	1.39	1.36
Ratio of expenses after expense reductions (%)	1.41	1.33	1.31	1.39	1.36
Ratio of net investment income (%)	2.12	1.68	2.12	2.46	3.42
Portfolio turnover rate (%)	183	224	161	134	114

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total returns would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 10.01	$ 10.35	$ 10.14	$ 9.58	$ 9.29
Income (loss) from investment operations: Net investment income[a]	.13	.09	.13	.17	.24
Net realized and unrealized gain (loss) on investment transactions	.24	(.06)	.42	.66	.34
Total from investment operations	.37	.03	.55	.83	.58
Less distributions from: Net investment income	(.71)	(.37)	(.34)	(.27)	(.06)
Tax return of capital	—	—	—	—	(.23)
Total distributions	(.71)	(.37)	(.34)	(.27)	(.29)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.67	$ 10.01	$ 10.35	$ 10.14	$ 9.58
Total Return (%)[b]	3.93[c]	.06[c]	5.74[c]	8.73	6.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	4	5	7	6
Ratio of expenses before expense reductions (%)	2.88	2.49	2.43	2.19	2.17
Ratio of expenses after expense reductions (%)	2.23	2.18	2.17	2.19	2.17
Ratio of net investment income (%)	1.30	.83	1.26	1.66	2.61
Portfolio turnover rate (%)	183	224	161	134	114

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total returns would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.35	$ 10.14	$ 9.58	$ 9.29
Income (loss) from investment operations: Net investment income[a]	.13	.09	.13	.17	.25
Net realized and unrealized gain (loss) on investment transactions	.24	(.07)	.42	.66	.33
Total from investment operations	.37	.02	.55	.83	.58
Less distributions from: Net investment income	(.71)	(.37)	(.34)	(.27)	(.06)
Tax return of capital	—	—	—	—	(.23)
Total distributions	(.71)	(.37)	(.34)	(.27)	(.29)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.66	$ 10.00	$ 10.35	$ 10.14	$ 9.58
Total Return (%)[b]	3.94[c]	(.04)[c]	5.76[c]	8.76	6.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	4	5	1
Ratio of expenses before expense reductions (%)	2.51	2.30	2.24	2.17	2.15
Ratio of expenses after expense reductions (%)	2.22	2.17	2.16	2.17	2.15
Ratio of net investment income (%)	1.31	.84	1.27	1.68	2.63
Portfolio turnover rate (%)	183	224	161	134	114

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total returns would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.35	$ 10.13	$ 9.57	$ 9.28
Income (loss) from investment operations: Net investment income[a]	.23	.20	.24	.27	.34
Net realized and unrealized gain (loss) on investment transactions	.25	(.06)	.43	.67	.34
Total from investment operations	.48	.14	.67	.94	.68
Less distributions from: Net investment income	(.82)	(.49)	(.45)	(.38)	(.08)
Tax return of capital	—	—	—	—	(.31)
Total distributions	(.82)	(.49)	(.45)	(.38)	(.39)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.66	$ 10.00	$ 10.35	$ 10.13	$ 9.57
Total Return (%)	5.11[b]	1.16[b]	6.86[b]	9.90	7.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108	115	128	135	137
Ratio of expenses before expense reductions (%)	1.41	1.22	1.19	1.14	1.09
Ratio of expenses after expense reductions (%)	1.16	1.08	1.07	1.14	1.09
Ratio of net investment income (%)	2.37	1.93	2.36	2.71	3.69
Portfolio turnover rate (%)	183	224	161	134	114
[a] Based on average shares outstanding during the period. [b] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Global Bond Fund (formerly Scudder Global Bond Fund) (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (formerly Global/International Fund, Inc.) (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Maryland corporation.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $3,664,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($2,575,000) and October 31, 2008 ($1,089,000), the respective expiration dates, whichever occurs first, a portion of which is subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

During the year ended October 31, 2006, the Fund utilized approximately $538,000, and lost, through expiration, $1,310,000 of a prior year capital loss carryforward.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Distributions in excess of ordinary income*	$ (600,616)
Capital loss carryforwards	$ (3,664,000)
Unrealized appreciation (depreciation) on investments	$ 2,196,496

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2006	2005
Distributions from ordinary income*	$ 12,743,269	$ 8,171,757

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $184,945,680 and $196,175,423, respectively. Purchases and sales of US Treasury obligations aggregated $72,498,838 and $72,302,646, respectively.

C. Related Parties

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 2, 2005, and pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL") a direct, wholly owned subsidiary of Aberdeen PLC, serves as the subadvisor to the Fund. AAMISL is paid for its services by the Advisor from its fee as investment Advisor to the Fund.

Prior to June 1, 2006, in addition to the portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from November 1, 2005 through May 31, 2006, the management fee, accrued daily and paid monthly, under the Investment Management Agreement was equal to the following annual rates:

First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $2.5 billion of such net assets	.680%
Next $2.5 billion of such net assets	.650%
Next $2.5 billion of such net assets	.640%
Next $2.5 billion of such net assets	.630%
Over $12.5 billion of such net assets	.620%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.665%
Next $750 million of such net assets	.635%
Next $1.5 billion of such net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

Accordingly, for the year ended October 31, 2006, the Advisor waived a portion of its fee pursuant to the management agreements aggregating $28,648 and the amount imposed aggregated $1,045,675, which was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

In addition, the Advisor reimbursed the Fund $44,995 of other expense.

For the period from November 1, 2005 through February 28, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.07%
Class B	1.17%
Class C	1.17%
Class S	1.07%

For the period from March 1, 2006 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, director and director counsel fees and organizational and offering expense) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.32%
Class B	2.17%
Class C	2.17%
Class S	1.07%

Effective June 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.31%
Class B	2.07%
Class C	2.07%
Class S	1.07%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.31%
Class B	2.06%
Class C	2.06%
Class S	1.06%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through October 31, 2006, the Advisor received an Administration Fee of $60,959, of which $12,201 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC and DWS-SSC, not by the Fund. For the year ended October 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2006
Class A	$ 71,245	$ 71,245	$ —
Class B	20,105	18,448	1,822
Class C	11,561	9,483	408
Class S	208,827	208,827	—
	$ 311,738	$ 308,003	$ 2,230

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC had retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from November 1, 2005 though May 31, 2006, the amounts charged to the Fund by DWS-SFAC for accounting services aggregated $80,624.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2006
Class B	$ 21,936	$ 1,325
Class C	26,675	2,022
	$ 48,611	$ 3,347

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 77,015	$ 10,910.24%
Class B	7,169	871.25%
Class C	8,625	1,129.24%
	$ 92,809	$ 12,910

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2006 aggregated $1,467.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2006, the CDSC for Class B and Class C shares was $8,631 and $689, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2006, DWS-SDI received $1,826 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $19,320, of which $6,240 is unpaid at October 31, 2006.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Expense Reductions

For the year ended October 31, 2006, the Advisor reimbursed the Fund $1,957, which represented a portion of the fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase N.A. Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	601,094	$ 5,735,695	704,109	$ 7,273,065
Class B	60,623	580,407	108,066	1,123,084
Class C	151,121	1,439,552	236,971	2,440,821
Class AARP	52,323	496,477	128,662	1,328,364
Class S	370,130	3,537,484	611,287	6,311,739
		$ 11,789,615		$ 18,477,073
Shares issued to shareholders in reinvestment of distributions
Class A	223,022	$ 2,118,759	132,387	$ 1,368,092
Class B	19,735	187,395	14,872	153,934
Class C	25,068	237,820	13,684	141,553
Class AARP	29,640	280,903	21,704	223,779
Class S	807,831	7,668,691	471,861	4,871,271
		$ 10,493,568		$ 6,758,629
Shares redeemed
Class A	(1,070,740)	$ (10,224,435)	(1,145,346)	$ (11,790,797)
Class B	(202,143)	(1,940,266)	(274,353)	(2,819,395)
Class C	(259,761)	(2,479,100)	(234,822)	(2,417,405)
Class AARP	(161,322)	(1,548,779)	(168,385)	(1,730,494)
Class S	(1,870,212)	(17,863,009)	(1,960,216)	(20,215,245)
		$ (34,055,589)		$ (38,973,336)
Shares converted*
Class AARP	(403,970)	$ (3,815,512)	—	$ —
Class S	403,330	3,815,512	—	—
		$ —		$ —
Redemption fees		$ 5,668		$ 4,630
Net increase (decrease)
Class A	(246,624)	$ (2,368,733)	(308,850)	$ (3,148,639)
Class B	(121,785)	(1,172,133)	(151,415)	(1,542,244)
Class C	(83,572)	(800,320)	15,833	165,083
Class AARP	(483,329)	(4,586,911)	(18,019)	(178,208)
Class S	(288,921)	(2,838,641)	(877,068)	(9,028,996)
		$ (11,766,738)		$ (13,733,004)

* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and Shareholders of DWS Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Bond Fund (formerly Scudder Global Bond Fund) (the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 29, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DeIM and the current sub-advisory agreement between DeIM and Aberdeen Asset Management Investment Services Limited ("Aberdeen IS") in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Directors followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Directors are independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to Aberdeen IS is paid by DeIM out of its fee and not directly by the Fund.

DeIM and its predecessors have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's and Aberdeen IS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeIM helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class S shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended June 30, 2006 and has underperformed its benchmark in the three- and five-year periods ended June 30, 2006. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM and Aberdeen IS. The Board considered extensive information regarding DeIM, including DeIM's and Aberdeen IS's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM and Aberdeen IS have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM and Aberdeen IS regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM or Aberdeen IS, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of October 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	88
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88
Carl W. Vogt (1936) Board Member since 2002

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZGAX	SZGBX	SZGCX
CUSIP Number	233379 866	233379 858	233379 841
Fund Number	461	661	761
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SSTGX
Fund Number	2061

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS Global Bond Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS GLOBAL BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$78,000	$128	$0	$0
2005	$74,500	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$309,400	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006